CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND CROSSED OUT, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.